UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2006
_______________________

PRG-SCHULTZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
_________________________

Georgia	000-28000	58-2213805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia 30339-5949
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 779-3900

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the conference call to be held by PRG-Schultz International, Inc. (the “Company”) on September 7, 2006 at 10:00 a.m. Eastern Daylight Time, the Company has furnished with this Form 8-K as Exhibit 99.1 a reconciliation of the Company’s projected three-year EBITDA and Adjusted EBITDA, which are non-GAAP financial measures, to the Company’s net earnings (loss) projections previously disclosed in its Offering Circular dated February 1, 2006 distributed in connection with the Company’s exchange offer which closed on March 17, 2006.

The information in this Form 8-K and Exhibit 99.1 hereto is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of the section, is not subject to the requirements of Item 10 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any registration or other filing with the SEC under the Exchange Act or the Securities Act of 1933, regardless of any statement contained in such a filing.

Forward-Looking Statements

The projections contained in this Form 8-K and Exhibit 99.1 hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections are not guarantees of future performance, but are based upon certain assumptions, including assumptions regarding the Company’s future financial position and liquidity; the Company’s ability to successfully complete its operational turnaround (including plans to streamline the Company’s organization); the anticipated success of the Company’s expense reduction program; the Company’s plans to reverse declining revenues by optimizing the accounts payable recovery audit practice and building and growing new service and practice areas; the success and potential growth of the Company’s Medicare auditing project; the scope of opportunities available for the Company to assist existing clients with broader compliance issues and the Company’s ability to exploit such opportunities. The projections and underlying assumptions are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from the results anticipated by the Company’s current projections. Risks that could affect the Company’s future performance include the Company’s ability to retain personnel, Medicare audit revenues that do not meet expectations or justify costs incurred, changes in the market for the Company’s services, client bankruptcies, loss of major clients, continuing declines in the accounts payable recovery audit business due to the increasing skills, experience and resources of our clients’ internal audit recovery staff, and other risks generally applicable to the Company’s business. For a discussion of other risk factors that may impact the Company’s business and the success of its restructuring plan, please see the risk factors set forth in the Company’s Registration Statement on Form S-1, as amended and filed with the SEC on August 15, 2006. The Company expressly disclaims any obligation or duty to update or modify the projections provided above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Reconciliation of Non-GAAP Projections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRG-SCHULTZ INTERNATIONAL, INC.

Date: September 6, 2006	By: /s/ Victor A. Allums
Victor A. Allums Senior Vice President, Secretary and General Counsel